FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2007

UNITED STATES CELLULAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2007, U.S. Cellular approved the Executive Deferred Compensation Interest Account Plan in which named executive officers of U.S. Cellular participate. This Plan is an unfunded nonqualified deferred compensation arrangement established for the purpose of providing deferred compensation for officers and key employees of U.S. Cellular. The foregoing brief description is qualified by reference to a copy of the Plan which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 8.01. Other Events.

This Form 8-K includes as exhibits the following documents in which named executive officers of U.S. Cellular participate:

1.                                                 U.S. Cellular Executive Deferred Compensation Interest Account Plan (“Interest Plan”)

2.                                                 Election Form for Interest Plan

3.                                                 Form of U.S. Cellular Executive Deferred Compensation Agreement – Phantom Stock Account for Deferred Bonus.

4.                                                 Second Amendment to U.S. Cellular 2005 Long-Term Incentive Plan

5.                                                 Third Amendment to U.S. Cellular 2005 Long-Term Incentive Plan

6.                                                 Fourth Amendment to U.S. Cellular 2005 Long-Term Incentive Plan

The foregoing is qualified by reference to the documents that are attached hereto as Exhibits and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date: December 14, 2007

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President – Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit
No.	Description

10.1	U.S. Cellular Executive Deferred Compensation Interest Account Plan (“Interest Plan”)

10.2	Election Form for Interest Plan

10.3	Form of U.S. Cellular Executive Deferred Compensation Agreement – Phantom Stock Account for Deferred Bonus.

10.4	Second Amendment to U.S. Cellular 2005 Long-Term Incentive Plan

10.5	Third Amendment to U.S. Cellular 2005 Long-Term Incentive Plan

10.6	Fourth Amendment to U.S. Cellular 2005 Long-Term Incentive Plan